UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Balanced Shares

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 22, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the annual reporting period ended November 30, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 5 shows the Fund compared to its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, for the six- and 12-month periods ended November 30, 2007. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed the Composite for both the six- and 12-month periods ended November 30, 2007.

The equity allocation of the Fund’s investment portfolio outperformed its equity benchmark, the Russell 1000 Value Index, for both the six- and 12-month periods ended November 30, 2007. Broad-based, strong stock selection drove the Fund’s premium versus the Russell 1000 Value Index. The strong fundamental performance of the Fund’s holdings, as measured

ALLIANCEBERNSTEIN BALANCED SHARES •	1

by superior earnings revisions, also helped as the market rewarded stocks with positive revisions and more predictable business models. On the sector selection side, the Fund’s underweight position in financials, as well as an emphasis on health care, consumer staples and technology, contributed positively to performance.

A broad liquidity crunch stemming from the U.S. subprime mortgage crisis caused the Fund’s fixed-income allocation to underperform its fixed-income benchmark, the LB Government/Credit Index, for both the six- and 12-month periods ended November 30, 2007, as Treasury yields fell and spreads widened across the fixed-income markets. Detracting from relative performance on the fixed-income side were an underweight position in U.S. government debt and exposure to subprime-related asset-backed securities (ABS) and Alt-A mortgage securities, which underperformed. (Alt-A or “alternative” mortgages are home loans made with less than full documentation.) Exposure to collateralized mortgage-backed securities (CMBS), high yield and emerging market debt securities also detracted, while an underweight position in longer maturity corporates helped performance.

In January of 2007, proceeds were received in the Fund resulting from the WorldCom class action settlement. The addition of these proceeds positively impacted relative performance for both the six- and 12-month periods.

Market Review and Investment Strategy

After an extended period of unusual calm, volatility returned with a vengeance to the global capital markets. The catalyst was heightened concern about rising defaults on U.S. subprime mortgages. Initially, this concern depressed valuations of mortgage lenders directly exposed to these mortgages and to a range of complex financial instruments backed by mortgages and other loans. But worry about losses on loan-backed financial instruments soon spread throughout the credit markets and radiated outward. Ultimately, very few segments of the capital markets worldwide were unaffected. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across the fixed-income markets.

Serious delinquencies on U.S. subprime mortgage loans began to climb early this year, with the most recent loans—those that originated in 2006 and 2007—experiencing delinquencies at an unprecedented rate. In turn, cumulative loan losses began to rise as well. Many subprime lenders went bankrupt or otherwise closed their doors, making refinancing impossible for many subprime homeowners and all but ensuring losses. Securitizations of subprime debt—whether in the form of ABS or collateralized debt obligations (CDOs)—also dried up with vanished investor demand, draining liquidity out of these markets. Subprime-backed ABS and Alt-A mortgage securities saw significant price deterioration, despite their AAA and AA ratings.

2	• ALLIANCEBERNSTEIN BALANCED SHARES

Central banks—including the European Central Bank, the U.S. Federal Reserve (the “Fed”), the Bank of Japan, the Bank of Canada and the Reserve Bank of Australia—responded by injecting liquidity into the markets via cheap loans to banks; the Fed also cut its discount rate. These measures culminated in the Fed’s dramatic 50-basis-point ease in September and an additional cut of 25 basis points in October, which aimed to restore confidence in the financial markets and put the economy on firmer footing.

The fixed-income markets posted a positive return of 6.23% for the annual period, as represented by the LB Government/Credit Index, with most of that return earned in the final six months. Among fixed-income sectors, Treasury securities significantly outperformed in the recent flight to quality. Treasuries, according to Lehman Brothers, posted a strong return of 8.03%, followed by Agencies at 6.95%. Mortgage-backed securities (MBS) returned 6.31%, while CMBS at 3.53% and ABS at 2.37% posted more modest returns due to subprime mortgage concerns and weakness in the real estate industry. The flight to quality also impacted investment-grade corporates, which returned 3.45%, and high yield corporates, which returned 2.69%, as subprime and global liquidity concerns led to spread widening. For the year, investment-grade corpo-

rate spreads widened 104 basis points to end the period at 193 basis points over neutral-duration Treasuries, while high yield spreads widened 246 basis points to end the period at 556 basis points over Treasuries. Finally, emerging market debt returned 5.44% for the reporting period, as growth in emerging market countries remained quite strong aided by solid commodity prices.

The Fund’s Relative Value Investment Team (the “Team”) continued its year-long migration to greater emphasis on consumer staples and health care stocks, which the Team believed would be likely to do well, even if the U.S. economy were to slow down. The Fund continued to be overweight in technology and underweight in interest-rate sensitive financials, utilities, consumer discretionary and energy stocks.

During the annual reporting period, the Fund continued to be underweight in Treasuries and Agencies. Exposure to non-benchmark opportunities (mortgages, CMBS, ABS, high yield and select emerging market debt) was maintained. As spreads have widened, more opportunities within the corporate sector, especially A-rated and AA-rated banks and brokers, were identified. The Fund’s overall risk positioning remained modest.

ALLIANCEBERNSTEIN BALANCED SHARES •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the Lehman Brothers (LB) Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged LB Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. For the six- and 12-month periods ended November 30, 2007, the Lipper Mixed-Asset Target Allocation Growth Funds Average consisted of 674 and 635 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a “balanced” fund and must invest at least 25% of its total assets in fixed-income securities. Since the Fund invests in both equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund’s net asset value when one of these asset classes is performing more poorly than the other. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in emerging market securities which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares†
Class A	-1.98%	4.82%

Class B	-2.35%	4.06%

Class C	-2.34%	4.04%

Advisor Class*	-1.84%	5.11%

Class R*	-2.17%	4.47%

Class K*	-2.00%	4.74%

Class I*	-1.83%	5.12%

Russell 1000 Value Index	-7.33%	3.06%

Lehman Brothers Government/Credit Index	5.78%	6.23%

Composite: 60% Russell 1000 Value Index / 40% Lehman Brothers Government/Credit Index	-2.18%	4.51%

Lipper Mixed-Asset Target Allocation Growth Funds Average	0.03%	7.95%

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/97 TO 11/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/97 to 11/30/07) as compared to the performance of its composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively, as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.82%	0.37%
5 Years	9.88%	8.94%
10 Years	7.64%	7.17%

Class B Shares
1 Year	4.06%	0.07%
5 Years	9.09%	9.09%
10 Years(a)	6.99%	6.99%

Class C Shares
1 Year	4.04%	3.04%
5 Years	9.09%	9.09%
10 Years	6.85%	6.85%

Advisor Class Shares†
1 Year	5.11%	5.11%
5 Years	10.20%	10.20%
10 Years	7.93%	7.93%

Class R Shares†
1 Year	4.47%	4.47%
Since Inception*	8.53%	8.53%

Class K Shares†
1 Year	4.74%	4.74%
Since Inception*	6.91%	6.91%

Class I Shares†
1 Year	5.12%	5.12%
Since Inception*	7.26%	7.26%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.90%, 1.64%, 1.63%, 0.62%, 1.25%, 0.94% and 0.61% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	-1.43%
5 Years	9.43%
10 Years	6.90%

Class B Shares
1 Year	-1.50%
5 Years	9.59%
10 Years(a)	6.73%

Class C Shares
1 Year	1.27%
5 Years	9.59%
10 Years	6.58%

Advisor Class Shares†
1 Year	3.26%
5 Years	10.73%
10 Years	7.66%

Class R Shares†
1 Year	2.67%
Since Inception*	8.29%

Class K Shares†
1 Year	2.90%
Since Inception*	6.61%

Class I Shares†
1 Year	3.31%
Since Inception*	6.97%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 31,000 (for example, an 58,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other fends by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007		Ending Account Value November 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$980.23	$1,020.46	$4.57	$4.66
Class B	$1,000	$1,000	$976.51	$1,016.75	$8.23	$8.39
Class C	$1,000	$1,000	$976.63	$1,016.80	$8.18	$8.34
Advisor Class	$1,000	$1,000	$981.62	$1,021.91	$3.13	$3.19
Class R	$1,000	$1,000	$978.35	$1,018.90	$6.10	$6.23
Class K	$1,000	$1,000	$980.02	$1,020.41	$4.62	$4.71
Class I	$1,000	$1,000	$981.66	$1,022.11	$2.93	$2.99
*	Expenses are equal to the classes’ annualized expense ratios of 0.92%, 1.66%, 1.65%, 0.63%, 1.23%, 0.93% and 0.59%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $1,595.3

TEN LARGEST HOLDINGS**

November 30, 2007

Company	U.S. $ Value	Percent of Net Assets
United States Treasury Bonds	$72,922,973	4.6%
JP Morgan Chase & Co.	52,077,451	3.3
Altria Group, Inc.	49,956,005	3.1
Exxon Mobil Corp.	45,471,600	2.9
Emerson Electric Co.	41,653,110	2.6
WellPoint, Inc.	40,782,962	2.6
American International Group, Inc.	38,237,914	2.4
UnitedHealth Group, Inc.	36,665,368	2.3
Federal National Mortgage Association	35,952,954	2.3
ACE, Ltd.	32,571,452	2.0
	$446,291,789	28.1%

*	All data are as of November 30, 2007. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.1%
Financials – 18.1%
Capital Markets – 4.8%
Bank of New York Mellon Corp.	171,793	$8,239,192
Franklin Resources, Inc.	111,200	13,697,616
The Goldman Sachs Group, Inc.	15,100	3,422,264
Lehman Brothers Holdings, Inc.	206,700	12,945,621
Merrill Lynch & Co., Inc.	258,400	15,488,496
Northern Trust Corp.(a)	276,400	22,385,636

		76,178,825

Commercial Banks – 0.9%
Wells Fargo & Co.(a)	458,000	14,852,940

Diversified Financial Services – 5.8%
Bank of America Corp.	445,500	20,550,915
Citigroup, Inc.	629,294	20,955,490
JPMorgan Chase & Co.	1,115,700	50,898,234

		92,404,639

Insurance – 6.1%
ACE Ltd.	544,400	32,571,452
American International Group, Inc.	657,800	38,237,914
Axis Capital Holdings Ltd.	494,400	18,856,416
Willis Group Holdings Ltd.	179,600	7,173,224

		96,839,006

Thrifts & Mortgage Finance – 0.5%
Federal National Mortgage Association	201,300	7,733,946

		288,009,356

Health Care – 11.3%
Health Care Equipment & Supplies – 0.7%
Becton Dickinson & Co.	126,900	10,498,437

Health Care Providers & Services – 6.0%
Aetna, Inc.	267,000	14,919,960
Laboratory Corp. of America Holdings(a)(b)	61,900	4,498,273
UnitedHealth Group, Inc.	650,000	35,750,000
WellPoint, Inc.(b)	477,400	40,201,854

		95,370,087

Pharmaceuticals – 4.6%
Eli Lilly & Co.	350,000	18,532,500
Forest Laboratories, Inc.(b)	177,800	6,854,190
Merck & Co., Inc.	290,000	17,214,400
Pfizer, Inc.	579,000	13,757,040
Schering-Plough Corp.	201,800	6,316,340
Wyeth	228,600	11,224,260

		73,898,730

		179,767,254

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 9.1%
Energy Equipment & Services – 1.2%
Baker Hughes, Inc.	109,500	$8,789,565
Cameron International Corp.(b)	30,200	2,815,546
Nabors Industries Ltd.(b)	292,100	7,857,490

		19,462,601

Oil, Gas & Consumable Fuels – 7.9%
Chevron Corp.	320,200	28,103,954
ConocoPhillips	83,100	6,651,324
Exxon Mobil Corp.	510,000	45,471,600
Marathon Oil Corp.	100,800	5,634,720
Noble Energy, Inc.	145,300	10,467,412
Total SA (ADR)	367,600	29,746,192

		126,075,202

		145,537,803

Information Technology – 8.7%
Communications Equipment – 0.7%
Cisco Systems, Inc.(b)	211,500	5,926,230
Qualcomm, Inc.	129,100	5,264,698

		11,190,928

Computers & Peripherals – 3.1%
Hewlett-Packard Co.	77,600	3,970,016
International Business Machines Corp.	173,400	18,238,212
Sun Microsystems, Inc.(a)(b)	1,345,650	27,962,607

		50,170,835

IT Services – 1.1%
Accenture Ltd.-Class A(a)	522,900	18,071,424

Semiconductors & Semiconductor Equipment – 2.2%
Applied Materials, Inc.	347,900	6,550,957
Broadcom Corp.-Class A(b)	23,200	620,368
Integrated Device Technology, Inc.(b)	417,100	5,059,423
Intel Corp.	526,400	13,728,512
Nvidia Corp. (b)	263,200	8,301,328

		34,260,588

Software – 1.6%
Microsoft Corp.	682,700	22,938,720
Oracle Corp.(b)	131,200	2,647,616

		25,586,336

		139,280,111

Consumer Staples – 7.2%
Beverages – 0.4%
PepsiCo, Inc.	78,700	6,074,066

Food & Staples Retailing – 0.5%
Safeway, Inc.	244,300	8,501,640

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.9%
HJ Heinz Co.	304,600	$14,407,580

Household Products – 1.1%
Procter & Gamble Co.	234,600	17,360,400

Tobacco – 4.3%
Altria Group, Inc.	624,800	48,459,488
Loews Corp. – Carolina Group	221,000	19,657,950

		68,117,438

		114,461,124

Industrials – 6.3%
Aerospace & Defense – 2.0%
Honeywell International, Inc.	117,000	6,624,540
United Technologies Corp.	346,300	25,892,851

		32,517,391

Commercial Services & Supplies – 0.3%
Dun & Bradstreet Corp.	61,200	5,460,876

Electrical Equipment – 2.6%
Emerson Electric Co.	730,500	41,653,110

Industrial Conglomerates – 0.9%
General Electric Co.	353,400	13,531,686

Machinery – 0.5%
Danaher Corp.	85,300	7,405,746

		100,568,809

Consumer Discretionary – 3.7%
Media – 2.7%
Comcast Corp. – Class A(b)	140,959	2,895,298
News Corp. – Class A	706,500	14,885,955
Time Warner, Inc.(a)	945,400	16,317,604
Viacom, Inc.-Class B(b)	220,000	9,244,400

		43,343,257

Multiline Retail – 0.8%
Kohl’s Corp.(b)	260,000	12,812,800

Specialty Retail – 0.2%
Lowe's Cos, Inc.(a)	100,000	2,441,000

		58,597,057

Telecommunication Services – 2.5%
Diversified Telecommunication Services – 2.5%
AT&T, Inc.	546,700	20,889,407
CenturyTel, Inc.	103,200	4,399,416
Verizon Communications, Inc.	340,600	14,717,326

		40,006,149

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.2%
Chemicals – 1.2%
Air Products & Chemicals, Inc.(a)	162,800	$16,123,712
Dow Chemical Co.	80,100	3,359,394

		19,483,106

Total Common Stocks (cost $870,064,217)		1,085,710,769

	Principal Amount (000)
CORPORATES – INVESTMENT GRADES – 11.1%
Industrial – 5.7%
Basic – 0.6%
The Dow Chemical Co. 7.375%, 11/01/29	$95	103,924
Eastman Chemical Co. 7.25%, 1/15/24	800	883,882
Inco Ltd. 7.75%, 5/15/12	2,615	2,913,724
Lubrizol Corp. 5.50%, 10/01/14	1,450	1,455,555
Noranda, Inc. 6.00%, 10/15/15	1,645	1,663,533
Southern Copper Corp. 7.50%, 7/27/35	980	1,049,738
Weyerhaeuser Co. 7.375%, 3/15/32	1,290	1,295,906

		9,366,262

Capital Goods – 0.3%
CRH America, Inc. 6.00%, 9/30/16	750	741,348
Hanson Australia Funding Ltd. 5.25%, 3/15/13	945	929,221
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(c)	500	563,830
Masco Corp. 7.75%, 8/01/29	1,250	1,372,349
Tyco International Group SA 6.00%, 11/15/13	1,005	1,041,240
Waste Management, Inc. 6.375%, 11/15/12	675	715,493

		5,363,481

Communications – Media – 0.6%
BSKYB Finance UK PLC 5.625%, 10/15/15(c)	680	682,388
Comcast Corp. 7.05%, 3/15/33	500	530,100

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

News America Holdings, Inc. 9.25%, 2/01/13	$500	$587,911
News America, Inc. 5.30%, 12/15/14	1,500	1,497,035
RR Donnelley & Sons Co. 5.50%, 5/15/15	1,400	1,370,775
The Thomson Corp. 5.75%, 2/01/08	400	400,870
Time Warner Cos, Inc. 7.57%, 2/01/24	535	575,598
Time Warner Entertainment Co. 8.375%, 3/15/23	2,000	2,330,034
Viacom, Inc. 7.875%, 7/30/30	325	351,965
WPP Finance Corp. 5.875%, 6/15/14	1,000	1,063,801

		9,390,477

Communications – Telecommunications – 1.5%
Bellsouth Capital Funding Corp. 7.12%, 7/15/97	2,625	2,744,729
BellSouth Corp. 5.20%, 9/15/14	2,135	2,120,640
Embarq Corp. 6.738%, 6/01/13	2,000	2,106,748
7.082%, 6/01/16	2,085	2,174,509
GTE Corp. 8.75%, 11/01/21	2,175	2,777,140
New Cingular Wireless Services, Inc. 8.75%, 3/01/31	1,250	1,615,741
Nextel Communications, Inc. Series F 5.95%, 3/15/14	1,335	1,243,564
Qwest Corp. 7.50%, 10/01/14	1,265	1,280,812
7.875%, 9/01/11	940	970,550
Telefonos de Mexico SAB de CV 4.50%, 11/19/08	1,137	1,136,882
Telus Corp. 8.00%, 6/01/11	600	653,868
TPSA Finance BV Series REGS 7.75%, 12/10/08(c)	200	205,670
Verizon Virginia, Inc. Series A 4.625%, 3/15/13	2,915	2,816,374
Vodafone Group PLC 7.875%, 2/15/30	1,165	1,378,179

		23,225,406

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Consumer Cyclical – Other – 0.1%
DR Horton, Inc. 6.50%, 4/15/16	$450	$395,134
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	1,119	1,183,352
7.875%, 5/01/12	602	647,126
Toll Brothers Finance Corp. 5.15%, 5/15/15	210	185,522

		2,411,134

Consumer Non-Cyclical – 1.4%
Altria Group, Inc. 7.75%, 1/15/27(a)	1,160	1,496,517
Anheuser-Busch Cos, Inc. 6.50%, 2/01/43	750	810,426
Bristol-Myers Squibb Co. 6.875%, 8/01/97	2,650	2,841,258
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)	1,415	1,414,036
Fisher Scientific International, Inc. 6.125%, 7/01/15	3,260	3,253,239
Kraft Foods, Inc. 5.25%, 10/01/13	1,200	1,192,361
Kroger Co. 6.80%, 4/01/11	1,500	1,605,847
Reynolds American, Inc. 7.25%, 6/01/12	1,245	1,334,955
7.625%, 6/01/16	1,220	1,331,889
Safeway, Inc. 4.95%, 8/16/10	2,000	2,014,378
5.80%, 8/15/12	1,240	1,294,576
Sara Lee Corp. 6.125%, 11/01/32	600	583,178
Wyeth 6.50%, 2/01/34	2,250	2,400,422

		21,573,082

Energy – 0.5%
Amerada Hess Corp. 7.30%, 8/15/31	1,100	1,253,574
Gazprom 6.212%, 11/22/16(c)	2,665	2,581,586
Norsk Hydro 6.36%, 1/15/09	370	377,400
Transocean, Inc. 7.50%, 4/15/31	1,185	1,396,642
Valero Energy Corp. 4.75%, 6/15/13	1,000	984,255
XTO Energy, Inc. 7.50%, 4/15/12	1,400	1,554,001

		8,147,458

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Services—0.2%
The Western Union Co. 5.93%, 10/01/16	$2,505	$2,518,414

Technology – 0.3%
Electronic Data Systems Corp. Series B
6.50%, 8/01/13	2,470	2,528,976
Motorola, Inc. 6.50%, 9/01/25	760	745,958
7.50%, 5/15/25	125	134,012
Xerox Corp. 7.625%, 6/15/13	230	240,336
9.75%, 1/15/09	847	881,207

		4,530,489

Transportation – Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	3,280	3,224,306

Transportation – Railroads – 0.0%
CSX Corp.
5.50%, 8/01/13	400	402,016
Norfolk Southern Corp.
7.90%, 5/15/97	330	387,768

		789,784

		90,540,293

Financial Institutions – 4.4%
Banking – 2.3%
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	1,600	1,733,565
Barclays Bank PLC 8.55%, 6/15/11(c)(d)	1,000	1,084,429
BB&T Capital Trust IV 6.82%, 6/12/57(d)	1,325	1,188,692
Chase Manhattan Corp. 6.00%, 2/15/09	1,250	1,262,380
The Chuo Mitsui Trust & Banking Co., Ltd. 5.506%, 4/15/15(c)(d)	1,745	1,600,036
Citicorp 6.375%, 11/15/08	239	242,144
Citigroup, Inc. 3.625%, 2/09/09	1,290	1,276,348
Dresdner Funding Trust I 8.151%, 6/30/31(c)	2,625	2,692,447
Fuji JGB Investment 9.87%, 6/30/08(c)(d)	390	401,591
HBOS PLC 5.375%, 11/01/13(c)(d)	2,100	1,921,294
6.413%, 10/01/35(c)(d)	3,000	2,527,551

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

HSBC Bank USA 5.875%, 11/01/34	$2,500	$2,216,220
Morgan J P & Co., Inc. 6.25%, 1/15/09	1,164	1,179,217
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(d)	1,290	1,238,537
Northern Rock PLC 5.60%, 4/30/14(c)(d)	2,975	1,814,750
Popular North America, Inc. 4.25%, 4/01/08	385	383,488
Rabobank Capital Funding II 5.26%, 12/31/13(c)(d)	1,100	1,055,493
RBS Capital Trust III 5.512%, 9/30/14(d)	2,740	2,484,531
Regions Financing Trust II 6.625%, 5/15/47(d)	1,290	1,104,240
Resona Preferred Global Securities 7.191%, 7/30/15(c)(d)	1,145	1,089,497
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(d)	1,000	972,137
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(c)(d)	550	513,754
UBS Preferred Funding Trust II 7.247%, 6/26/11(d)	1,000	1,051,931
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(d)	2,575	2,410,563
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,565	1,702,060
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(c)(d)	1,320	1,442,229
Wachovia Capital Trust III 5.80%, 3/15/11(d)	670	644,553
Washington Mutual, Inc. 4.20%, 1/15/10	105	96,083

		37,329,760

Brokerage – 0.4%
The Goldman Sachs Group, Inc.
3.875%, 1/15/09	1,024	1,012,622
5.70%, 9/01/12	2,610	2,682,373
7.35%, 10/01/09	276	288,998
Merrill Lynch & Co., Inc 4.125%, 1/15/09	371	365,363
Merrill Lynch & Co., Inc. 4.125%, 9/10/09(a)	1,310	1,289,493

		5,638,849

Finance—0.7%
Capital One Bank 6.50%, 6/13/13	1,600	1,587,256

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 5.50%, 6/01/15	$173	$158,256
CIT Group, Inc. 3.375%, 4/01/09	1,235	1,185,914
Countrywide Financial Corp. 6.25%, 5/15/16	2,206	1,390,023
Series MTN
5.80%, 6/07/12	512	383,898
Countrywide Home Loans, Inc. Series MTNL
4.00%, 3/22/11	56	42,591
General Electric Capital Corp. 5.875%, 2/15/12	2,250	2,359,825
International Lease Finance Corp. 6.375%, 3/15/09	1,245	1,260,184
iStar Financial, Inc. 5.15%, 3/01/12	230	198,540
6.00%, 12/15/10	800	726,792
Series B
5.95%, 10/15/13	515	440,674
SLM Corp. 5.375%, 1/15/13	1,335	1,190,295

		10,924,248

Insurance—0.9%
The Allstate Corp. 6.125%, 5/15/17(a)(d)	1,245	1,206,578
CNA Financial Corp. 5.85%, 12/15/14	480	479,841
ING Capital Funding Trust III 8.439%, 12/31/10(d)	1,000	1,061,239
ING Groep NV 5.775%, 12/08/15(d)	2,925	2,688,236
Liberty Mutual Group, Inc. 5.75%, 3/15/14(c)	1,600	1,628,312
Lincoln National Corp. 7.00%, 5/17/66(d)	2,755	2,751,721
North Front Pass Through Trust 5.81%, 12/15/24(c)(d)	2,213	2,124,520
UnitedHealth Group, Inc. 5.25%, 3/15/11	900	915,368
WellPoint, Inc. 5.25%, 1/15/16	600	581,108
ZFS Finance USA Trust I 6.15%, 12/15/65(c)(d)	1,000	963,636

		14,400,559

REITS – 0.1%
Regency Centers LP 5.25%, 8/01/15	1,800	1,726,024

		70,019,440

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Utility – 1.0%
Electric – 0.5%
Consumers Energy Co. Series D 5.375%, 4/15/13	$1,700	$1,712,225
Dominion Resources, Inc./VA 7.50%, 6/30/66(d)	3,120	3,125,978
FPL Group Capital, Inc. 6.35%, 10/01/66(d)	430	408,582
6.65%, 6/15/67(d)	1,290	1,248,702
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)	1,200	1,234,886

		7,730,373

Natural Gas – 0.5%
CenterPoint Energy Resources Corp. Series B 7.875%, 4/01/13	2,300	2,552,402
Enterprise Products Operating LP Series B 5.60%, 10/15/14	1,850	1,871,112
Texas Eastern Transmission Corp. 7.30%, 12/01/10(a)	1,700	1,827,233
TransCanada Pipelines Ltd. 6.35%, 5/15/67(d)	1,365	1,309,991

		7,560,738

		15,291,111

Non Corporate Sectors – 0.0%
Agencies – Not Government Guaranteed – 0.0%
Petronas Capital, Ltd. 7.00%, 5/22/12(c)	850	930,921

Total Corporates – Investment Grades (cost $179,947,345)		176,781,765

U.S. TREASURIES – 5.6%
U.S. Treasury Bonds
4.50%, 2/15/36(a)	31,040	31,471,642
8.75%, 5/15/17	25,477	34,853,733
11.25%, 2/15/15	4,503	6,597,598
U.S. Treasury Notes
4.25%, 11/15/17	9,900	10,127,393
5.125%, 5/15/16	6,386	6,928,810

Total U.S. Treasuries (cost $85,211,604)		89,979,176

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 4.2%
Fixed Rate 30-Year – 2.9%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 8/01/36	$7,014	$7,285,500
Federal Home Loan Mortgage Corp. Series 2006 6.00%, 9/01/36 - 11/01/36	2,156	2,188,561
Series 2007 5.50%, 7/01/35	1,948	1,954,840
6.00%, 6/01/37 - 8/01/37	15,019	15,247,798
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	9,293	9,129,272
Series 2004 5.50%, 11/01/34	293	294,312
Series 2006 6.50%, 9/01/36	3,898	4,009,636
Series 2007 5.00%, 7/01/36	2,159	2,119,865
5.50%, 2/01/36 - 9/01/36	4,230	4,241,249

		46,471,033

Agency ARMS – 1.3%
Federal Home Loan Mortgage Corp. Series 2006 5.948%, 1/01/37(e)	654	663,808
6.029%, 9/01/36(e)	3,877	3,941,321
6.161%, 12/01/36(e)	667	678,790
Series 2007 5.79%, 2/01/37(e)	2,421	2,451,063
5.988%, 2/01/37(e)	688	699,803
6.102%, 1/01/37(e)	310	315,840
6.121%, 1/01/37(e)	2,750	2,801,470
Federal National Mortgage Association Series 2006 4.81%, 1/01/36(e)	650	651,757
6.00%, 5/01/36(e)	1,265	1,291,494
Series 2007 5.747%, 12/01/36(e)	687	698,059
5.79%, 8/01/37(e)	1,667	1,712,009
5.925%, 2/01/37(e)	718	732,114
6.028%, 2/01/37(e)	3,275	3,339,241

		19,976,769

Total Mortgage Pass-Thru’s (cost $65,162,820)		66,447,802

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Fixed Rate CMBS – 1.9%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	$9,565	$9,724,516
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PW10, Class A4 5.405%, 12/11/40	7,520	7,471,845
Greenwich Capital Commercial Funding Corp. Series 2003-C2, Class A3 4.533%, 1/05/36	5,000	4,925,819
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	2,400	2,400,477
LB-UBS Commercial Mortgage Trust Series 2004-C7, Class A2 3.992%, 10/15/29	1,095	1,074,353
Series 2007-C7, Class A3 5.866%, 9/15/45	4,925	5,020,348

Total Commercial Mortgage-Backed Securities (cost $30,773,717)		30,617,358

EMERGING MARKETS – NON-INVESTMENT GRADES – 1.1%
Non Corporate Sectors – 1.1%
Sovereign – 1.1%
Republic of Brazil 8.25%, 1/20/34	6,330	7,944,150
Republic of Panama 9.375%, 4/01/29	2,010	2,701,440
Republic of Peru 8.75%, 11/21/33	3,030	4,004,145
Republic of Philippines 8.25%, 1/15/14	1,892	2,098,228
8.875%, 3/17/15	342	399,798

Total Emerging Markets – Non-Investment Grades (cost $17,304,988)		17,147,761

GOVERNMENT - RELATED – NON-U.S. ISSUERS – 1.1%
Sovereigns – 1.1%
Republic of South Africa 7.375%, 4/25/12	3,000	3,270,000
Russian Federation 7.50%, 3/31/30(c)(f)	7,024	7,982,833

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

United Mexican States 5.625%, 1/15/17	$5,538	$5,621,070

Total Government-Related – Non-U.S. Issuers (cost $16,478,651)		16,873,903

CORPORATES – NON-INVESTMENT GRADES – 0.8%
Industrial – 0.7%
Basic – 0.2%
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	490	523,075
8.375%, 4/01/17	490	529,200
Packaging Corp. of America 4.375%, 8/01/08	1,800	1,778,562

		2,830,837

Capital Goods – 0.0%
Bombardier, Inc. 6.75%, 5/01/12(c)	525	528,937

Communications – Media – 0.2%
Clear Channel Communications, Inc. 5.50%, 9/15/14	1,195	952,824
Echostar DBS Corp. 6.625%, 10/01/14	145	146,812
7.125%, 2/01/16	375	390,469
RH Donnelley Corp. Series A-3 8.875%, 1/15/16	1,100	1,039,500

		2,529,605

Communications – Telecommunications – 0.1%
Mobile Telesystems Finance SA Series REGS 9.75%, 1/30/08(c)	1,000	1,000,060
Windstream Corp. 8.125%, 8/01/13	1,187	1,221,126

		2,221,186

Consumer Cyclical – Automotive – 0.1%
Ford Motor Credit Co. 4.95%, 1/15/08	1,065	1,060,751

Consumer Cyclical – Other – 0.1%
Harrah's Operating Co., Inc 5.625%, 6/01/15	931	693,595
5.75%, 10/01/17	96	68,640
6.50%, 6/01/16	298	226,480
MGM Mirage 6.75%, 9/01/12	440	426,250

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	$325	$315,250

		1,730,215

		10,901,531

Utility – 0.1%
Electric – 0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	565	543,106
Edison Mission Energy 7.00%, 5/15/17	400	383,000
NRG Energy, Inc. 7.25%, 2/01/14	525	513,188
Reliant Energy, Inc. 7.625%, 6/15/14	530	511,450

		1,950,744

Financial Institutions – 0.0%
Insurance – 0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)	740	669,108

Total Corporates – Non-Investment Grades (cost $13,939,678)		13,521,383

INFLATION-LINKED SECURITIES – 0.7%
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS) (cost $10,536,754)	10,671	11,127,065

ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans – Floating Rate – 0.4%
Household Home Equity Loan trust Series 2007-1, Class M1 5.12%, 3/20/36(e)	2,680	1,608,000
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 4.899%, 11/25/36(e)	1,450	1,367,758
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 4.919%, 4/25/37(e)	2,293	2,199,195
Option One Mortgage Loan Trust Series 2007-2, Class M1 5.149%, 3/25/37(e)	930	413,850

		5,588,803

Home Equity Loans – Fixed Rate – 0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,775	2,318,707

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Other – Floating Rate – 0.1%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 5.615%, 8/06/47(c)(e)(g)	$613	$91,950
Halcyon Securitized Product Investors Series 2007-1A, Class A2 5.879%, 5/13/46(c)(e)(g)	335	40,200
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 5.893%, 4/09/47(c)(e)(g)	1,915	191,500
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.32%, 3/30/46(c)(e)(g)	655	131,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 5.889%, 2/25/47(c)(e)	795	703,328

		1,157,978

Total Asset-Backed Securities (cost $14,375,307)		9,065,488

	Shares
NON-CONVERTIBLE – PREFERRED STOCKS – 0.3%
Utility – 0.1%
Electric – 0.1%
Dte Energy Trust I 7.80%	60,000	1,498,200

Industrial – 0.1%
Communications – Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(c)	1,200	1,386,750

Financial Institutions – 0.1%
Banking – 0.1%
Royal Bank of Scotland Group PLC 5.75%	50,000	965,000

Non Corporate Sectors – 0.0%
Agencies – Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. 8.375%	18,050	460,275

Total Non-Convertible – Preferred Stocks (cost $4,648,340)		4,310,225

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED – U.S. OTHER ISSUERS – 0.1%
Texas – 0.1%
Dallas-Fort Worth Int'l Arpt Fac Impr Corp. MBIA FSA 7.07%, 11/01/24 (cost $2,041,748)	$2,000	$2,073,060

MORTGAGE CMO’S – 0.1%
Non-Agency Fixed Rate – 0.1%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.073%, 6/26/35(c)	1,178	1,168,798

Non-Agency Adjustable Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 5.099%, 4/25/47(e)	780	599,001

Total Mortgage CMO’s (cost $1,940,639)		1,767,799

	Shares
SHORT-TERM INVESTMENTS – 5.0%
Investment Companies – 5.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(h) (cost $79,853,606)	79,853,606	79,853,606

Total Investments Before Security Lending Collateral – 100.7% (cost $1,392,279,433)		1,605,277,160

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.2%
Short-Terms – 8.2%
UBS Private Money Market Fund, LLC (cost $131,215,758)	131,215,758	131,215,758

Total Investments – 108.9% (cost $1,523,495,191)		1,736,492,918
Other assets less liabilities – (8.9)%		(141,199,241)

Net Assets – 100.0%		$1,595,293,677

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate market value of these securities amounted to $42,367,319 or 2.7% of net assets.

(d)	Variable rate coupon, rate shown as of November 30, 2007.

(e)	Floating Rate Security. Stated interest rate was in effect at November 30, 2007.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 2007.

(g)	Illiquid security, valued at fair value. (See note A)

(h)	Investment in affiliated money market mutual fund.

The Fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of November 30, 2007, the Fund’s total exposure to subprime investments was 0.52%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

ADR	– American Depositary Receipt
FSA	– Financial Security Assurance Inc.
MBIA	– Municipal Bond Investors Assurance
TIPS	– Treasury Inflation Protected Security

See	notes to financial statements.

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,443,641,585 — including investment of cash collateral for securities loaned of $131,215,758)	$1,656,639,312	(a)
Affiliated issuers (cost $79,853,606)	79,853,606
Cash	18,126
Receivable for investment securities sold	16,074,707
Dividends and interest receivable	6,962,139
Receivable for capital stock sold	5,365,914

Total assets	1,764,913,804

Liabilities
Payable for collateral received on securities loaned	131,215,758
Payable for investment securities purchased	27,499,839
Payable for capital stock redeemed	9,253,197
Distribution fee payable	667,151
Advisory fee payable	571,292
Transfer Agent fee payable	199,063
Administrative fee payable	25,375
Accrued expenses and other liabilities	188,452

Total liabilities	169,620,127

Net Assets	$1,595,293,677

Composition of Net Assets
Capital stock, at par	$889,250
Additional paid-in capital	1,256,818,696
Undistributed net investment income	5,902,789
Accumulated net realized gain on investment transactions	118,690,682
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	212,992,260

	$1,595,293,677

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$956,156,685	52,316,881	$18.28	*

B	$360,547,506	20,880,589	$17.27

C	$168,495,409	9,713,445	$17.35

Advisor	$91,198,338	4,978,094	$18.32

R	$8,432,351	462,548	$18.23

K	$7,715,095	422,959	$18.24

I	$2,748,293	150,483	$18.26

*	The maximum offering price per share for Class A shares was $19.09 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $128,700,958 (see Note E).

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Interest	$27,350,226
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $17,326)	21,931,875
Affiliated issuers	1,808,376	$51,090,477

Expenses
Advisory fee (see Note B)	7,378,157
Distribution fee—Class A	2,814,603
Distribution fee—Class B	4,300,712
Distribution fee—Class C	1,766,053
Distribution fee—Class R	29,876
Distribution fee—Class K	14,685
Transfer agency—Class A	1,347,341
Transfer agency—Class B	743,885
Transfer agency—Class C	288,480
Transfer agency—Advisor Class	141,704
Transfer agency—Class R	14,477
Transfer agency—Class K	10,932
Transfer agency—Class I	4,298
Custodian	385,445
Printing	257,360
Registration fees	125,517
Administrative	99,173
Audit	60,630
Legal	55,789
Directors’ fees	46,151
Miscellaneous	47,022

Total expenses	19,932,290
Less: expense offset arrangement (see Note B)	(104,102)

Net expenses		19,828,188

Net investment income		31,262,289

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		120,363,929
Net change in unrealized appreciation/depreciation of:
Investments		(75,978,567)
Foreign currency denominated assets and liabilities		3,140

Net gain on investment and foreign currency transactions		44,388,502

Contribution from Adviser (see Note B)		2,424,621

Net Increase in Net Assets from Operations		$78,075,412

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$31,262,289	$29,999,561
Net realized gain on investment transactions and foreign currency transactions	120,363,929	51,098,334
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(75,975,427)	106,183,896
Contribution from Adviser	2,424,621	3,065

Net increase in net assets from operations	78,075,412	187,284,856
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(20,482,150)	(17,260,134)
Class B	(6,412,548)	(6,376,164)
Class C	(2,571,643)	(2,144,241)
Advisor Class	(2,480,598)	(2,441,340)
Class R	(102,221)	(34,496)
Class K	(110,745)	(1,209)
Class I	(94,799)	(93,442)
Net realized gain on investment transactions
Class A	(25,846,833)	(50,002,078)
Class B	(13,351,567)	(31,812,140)
Class C	(4,938,776)	(10,145,667)
Advisor Class	(2,829,887)	(6,176,472)
Class R	(82,849)	(74,994)
Class K	(11,521)	(547)
Class I	(104,280)	(221,466)
Capital Stock Transactions
Net decrease	(146,510,004)	(127,129,675)

Total decrease	(147,855,009)	(66,629,209)
Net Assets
Beginning of period	1,743,148,686	1,809,777,895

End of period (including undistributed net investment income of $5,902,789 and $5,649,335, respectively)	$1,595,293,677	$1,743,148,686

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

During the year ended November 30, 2007, and in response to the Independent Director’s request, the Adviser made a payment of $2,424,621 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

During the year ended November 30, 2006, the Adviser reimbursed the Fund $3,065 for trading losses incurred due to a trade entry error.

Pursuant to the Advisory agreement, the Fund paid $99,173 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $925,364 for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund’s expenses were reduced by $104,102 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of $34,066 from the sale of Class A shares and received $36,204, $253,602 and $8,529 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the year ended November 30, 2007 amounted to $749,854, of which $34,487 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses includes $4,424 owed to a Director under the Director’s deferred compensation plan.

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and ..25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,391,854, $2,923,204, $237,415 and $164,666 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$658,883,816	$760,025,978
U.S. government securities	435,720,581	578,551,066

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,524,347,317

Gross unrealized appreciation	$246,694,050
Gross unrealized depreciation	(34,548,449)

Net unrealized appreciation	$212,145,601

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended November 30, 2007, the Fund had no transactions in written options.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of November 30, 2007, the Fund had loaned securities with a value of $128,700,958 and received cash collateral which was invested in short-term securities valued at $131,215,758 as included in the accompanying portfolio of investments. For the year ended November 30, 2007, the Fund earned fee income of $225,385 which is included in interest income in the accompanying statement of operations.

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class A
Shares sold	9,414,227	11,620,241	$171,618,845	$198,963,151

Shares issued in reinvestment of dividends and distributions	2,424,827	3,748,224	43,983,074	62,969,071

Shares converted from Class B	3,010,566	1,341,862	55,051,173	23,074,244

Shares redeemed	(15,737,966)	(16,642,785)	(287,531,095)	(284,359,760)

Net increase (decrease)	(888,346)	67,542	$(16,878,003)	$646,706

Class B
Shares sold	1,156,458	2,113,839	$20,022,861	$34,269,380

Shares issued in reinvestment of dividends and distributions	1,072,724	2,036,776	18,377,874	32,459,799

Shares converted to Class A	(3,182,985)	(1,415,594)	(55,051,173)	(23,074,244)

Shares redeemed	(5,796,686)	(9,232,081)	(100,437,790)	(149,397,088)

Net decrease	(6,750,489)	(6,497,060)	$(117,088,228)	$(105,742,153)

Class C
Shares sold	1,044,368	1,290,112	$18,139,189	$20,946,347

Shares issued in reinvestment of dividends and distributions	394,697	558,904	6,796,902	8,947,122

Shares redeemed	(1,869,343)	(2,521,454)	(32,453,871)	(40,956,766)

Net decrease	(430,278)	(672,438)	$(7,517,780)	$(11,063,297)

Advisor Class
Shares sold	1,182,970	915,489	$21,615,760	$15,645,453

Shares issued in reinvestment of dividends and distributions	287,358	473,531	5,222,526	7,969,848

Shares redeemed	(2,365,673)	(2,084,486)	(43,336,078)	(36,178,679)

Net decrease	(895,345)	(695,466)	$(16,497,792)	$(12,563,378)

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class R
Shares sold	772,833	153,309	$14,041,022	$2,608,449
Shares issued in reinvestment of dividends and distributions	10,173	3,069	185,070	51,624

Shares redeemed	(495,690)	(60,416)	(8,971,167)	(1,043,612)

Net increase	287,316	95,962	$5,254,925	$1,616,461

Class K
Shares sold	548,534	236,810	$10,031,500	$4,011,457

Shares issued in reinvestment of dividends and distributions	6,615	61	121,750	1,027

Shares redeemed	(147,767)	(221,876)	(2,689,818)	(3,776,077)

Net increase	407,382	14,995	$7,463,432	$236,407

Class I
Shares sold	18,902	66,754	$345,189	$1,123,813

Shares issued in reinvestment of dividends and distributions	10,983	18,739	199,077	314,302

Shares redeemed	(96,590)	(102,886)	(1,790,824)	(1,698,536)

Net decrease	(66,705)	(17,393)	$(1,246,558)	$(260,421)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund Code Not Found, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2007.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	November 30, 2007	November 30, 2006
Distributions paid from:
Ordinary income	$38,259,389	$28,351,026
Long-term capital gain	41,161,028	98,433,364

Total taxable distributions	$79,420,417	$126,784,390

Total distributions paid	$79,420,417	$126,784,390

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,102,931
Undistributed long term gains	117,347,091
Unrealized appreciation/(depreciation)	212,140,134	(a)

Total accumulated earnings/(deficit)	$337,590,156	(b)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferred compensation.

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to premium adjustment on disposition of securities, paydown gain/loss reclassification and consent fee reclassification resulted in a increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,						August 1, 2003 to November 30, 2003(a)		Year Ended July 31, 2003
	2007	2006		2005	2004

Net asset value, beginning of period	$ 18.29	$ 17.60		$ 16.81	$ 15.13		$ 14.54		$ 13.26

Income From Investment Operations
Net investment income(b)	.38	.34		.28	.31	(c)	.09		.28
Net realized and unrealized gain on investment transactions	.46	1.61		.81	1.61		.58		1.32
Contribution from Adviser	.03	-0-	(d)	-0-	-0-		-0-		-0-

Net increase in net asset value from operations	.87	1.95		1.09	1.92		.67		1.60

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.32)		(.30)	(.24)		(.08)		(.29)
Distributions from net realized gain on investment transactions	(.49)	(.94)		-0-	-0-		-0-		-0-
Tax return of capital	-0-	-0-		-0-	-0-		-0-		(.03)

Total dividends and distributions	(.88)	(1.26)		(.30)	(.24)		(.08)		(.32)

Net asset value, end of period	$ 18.28	$ 18.29		$ 17.60	$ 16.81		$ 15.13		$ 14.54

Total Return
Total investment return based on net asset value(e)	4.82%*	11.81%		6.55%	12.78%		4.62%		12.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$956,157	$972,991		$935,414	$788,685		$587,685		$525,637
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	.88	%(f)	1.04%	.97%		1.07	%(g)	1.12%
Expenses, before waivers/reimbursements	.92%	.88	%(f)	1.04%	1.00%		1.07	%(g)	1.12%
Net investment income	2.10%	2.00	%(f)	1.64%	1.93	%(c)	1.84	%(g)	2.04%
Portfolio turnover rate	66%	52%		57%	58%		29%		62%

See footnote summary on page 48.

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,						August 1, 2003 to November 30, 2003(a)		Year Ended July 31, 2003
	2007	2006		2005	2004

Net asset value, beginning of period	$ 17.32	$ 16.74		$ 16.00	$ 14.41		$ 13.87		$ 12.68

Income From Investment Operations
Net investment income(b)	.23	.20		.15	.19	(c)	.05		.17
Net realized and unrealized gain on investment transactions	.43	1.52		.78	1.53		.55		1.26
Contribution from Adviser	.03	-0-	(d)	-0-	-0-		-0-		-0-

Net increase in net asset value from operations	.69	1.72		.93	1.72		.60		1.43

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.20)		(.19)	(.13)		(.06)		(.22)
Distributions from net realized gain on investment transactions	(.49)	(.94)		-0-	-0-		-0-		-0-
Return of capital	-0-	-0-		-0-	-0-		-0-		(.02)

Total dividends and distributions	(.74)	(1.14)		(.19)	(.13)		(.06)		(.24)

Net asset value, end of period	$ 17.27	$ 17.32		$ 16.74	$ 16.00		$ 14.41		$ 13.87

Total Return
Total investment return based on net asset value(e)	4.06%*	10.94%		5.82%	11.97%		4.33%		11.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$360,548	$478,595		$571,214	$590,890		$534,752		$488,365
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.67%	1.62	%(f)	1.76%	1.70%		1.81	%(g)	1.86%
Expenses, before waivers/reimbursements	1.67%	1.62	%(f)	1.76%	1.73%		1.81	%(g)	1.86%
Net investment income	1.34%	1.24	%(f)	.90%	1.22	%(c)	1.14	%(g)	1.30%
Portfolio turnover rate	66%	52%		57%	58%		29%		62%

See footnote summary on page 48.

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,						August 1, 2003 to November 30, 2003(a)		Year Ended July 31, 2003
	2007	2006		2005	2004

Net asset value, beginning of period	$ 17.40	$ 16.80		$ 16.06	$ 14.47		$ 13.92		$ 12.72

Income From Investment Operations
Net investment income(b)	.24	.21		.15	.19	(c)	.05		.17
Net realized and unrealized gain on investment transactions	.42	1.53		.78	1.53		.56		1.27
Contribution from Adviser	.03	-0-	(d)	-0-	-0-		-0-		-0-

Net increase in net asset value from operations	.69	1.74		.93	1.72		.61		1.44

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.20)		(.19)	(.13)		(.06)		(.22)
Distributions from net realized gain on investment transactions	(.49)	(.94)		-0-	-0-		-0-		-0-
Tax return of capital	-0-	-0-		-0-	-0-		-0-		(.02)

Total dividends and distributions	(.74)	(1.14)		(.19)	(.13)		(.06)		(.24)

Net asset value, end of period	$ 17.35	$ 17.40		$ 16.80	$ 16.06		$ 14.47		$ 13.92

Total Return
Total investment return based on net asset value(e)	4.04%*	11.02%		5.80%	11.92%		4.39%		11.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$168,496	$176,454		$181,746	$174,040		$162,243		$150,188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.66%	1.61	%(f)	1.76%	1.69%		1.80	%(g)	1.85%
Expenses, before waivers/reimbursements	1.66%	1.61	%(f)	1.76%	1.73%		1.80	%(g)	1.85%
Net investment income	1.36%	1.27	%(f)	.91%	1.23	%(c)	1.15	%(g)	1.32%
Portfolio turnover rate	66%	52%		57%	58%		29%		62%

See footnote summary on page 48

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,						August 1, 2003 to November 30, 2003(a)		Year Ended July 31, 2003
	2007	2006		2005	2004

Net asset value, beginning of period	$ 18.33	$ 17.64		$ 16.84	$ 15.16		$ 14.56		$ 13.28

Income From Investment Operations
Net investment income(b)	.44	.39		.33	.35	(c)	.10		.32
Net realized and unrealized gain on investment transactions	.45	1.61		.82	1.61		.59		1.32
Contribution from Adviser	.03	-0-	(d)	-0-	-0-		-0-		-0-

Net increase in net asset value from operations	.92	2.00		1.15	1.96		.69		1.64

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.37)		(.35)	(.28)		(.09)		(.32)
Distributions from net realized gain on investment transactions	(.49)	(.94)		-0-	-0-		-0-		-0-
Tax return of capital	-0-	-0-		-0-	-0-		-0-		(.04)

Total dividends and distributions	(.93)	(1.31)		(.35)	(.28)		(.09)		(.36)

Net asset value, end of period	$ 18.32	$ 18.33		$ 17.64	$ 16.84		$ 15.16		$ 14.56

Total Return
Total investment return based on net asset value(e)	5.11%*	12.10%		6.89%	13.07%		4.75%		12.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,198	$107,657		$115,873	$112,040		$107,440		$105,567
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.63%	.60	%(f)	.74%	.67%		.78	%(g)	.83%
Expenses, before waivers/reimbursements	.63%	.60	%(f)	.74%	.71%		.78	%(g)	.83%
Net investment income	2.38%	2.28	%(f)	1.92%	2.19	%(c)	2.11	%(g)	2.36%
Portfolio turnover rate	66%	52%		57%	58%		29%		62%

See footnote summary on page 48.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,						November 3, 2003 (h) to November 30, 2003
	2007	2006		2005	2004

Net asset value, beginning of period	$ 18.25	$ 17.58		$ 16.80	$ 15.13		$ 15.09

Income From Investment Operations
Net investment income(b)	.34	.30		.24	.30	(c)	.02
Net realized and unrealized gain on investment transactions	.43	1.58		.82	1.58		.02
Contribution from Adviser	.03	-0-	(d)	-0-	-0-		-0-

Net increase in net asset value from operations	.80	1.88		1.06	1.88		.04

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.27)		(.28)	(.21)		-0-
Distributions from net realized gain on investment transactions	(.49)	(.94)		-0-	-0-		-0-

Total dividends and distributions	(.82)	(1.21)		(.28)	(.21)		-0-

Net asset value, end of period	$ 18.23	$ 18.25		$ 17.58	$ 16.80		$ 15.13

Total Return
Total investment return based on net asset value(e)	4.47%*	11.37%		6.36%	12.52%		.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,432	$3,197		$1,393	$371		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.24%	1.22	%(f)	1.33%	1.19%		1.34	%(g)
Expenses, before waivers/ reimbursements	1.24%	1.22	%(f)	1.33%	1.22%		1.34	%(g)
Net investment income	1.83%	1.72	%(f)	1.39%	1.94	%(c)	1.70	%(g)
Portfolio turnover rate	66%	52%		57%	58%		29%

See footnote summary on page 48.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,			March 1, 2005(h) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 18.28	$ 17.60		$ 17.34

Income From Investment Operations
Net investment income(b)	.42	.65		.22
Net realized and unrealized gain on investment transactions	.40	1.29†		.24
Contribution from Adviser	.03	-0-	(d)	-0-

Net increase in net asset value from operations	.85	1.94		.46

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.32)		(.20)
Distributions from net realized gain on investment transactions	(.49)	(.94)		-0-

Total dividends and distributions	(.89)	(1.26)		(.20)

Net asset value, end of period	$ 18.24	$ 18.28		$ 17.60

Total Return
Total investment return based on net asset value(e)	4.74%*	11.74%		2.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,715	$285		$10
Ratio to average net assets of:
Expenses	.93%	.91	%(f)	1.01	%(g)
Net investment income	2.14%	2.15	%(f)	1.69	%(g)
Portfolio turnover rate	66%	52%		57%

See footnote summary on page 48.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,			March 1, 2005(h) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 18.27	$ 17.60		$ 17.34

Income From Investment Operations
Net investment income(b)	.44	.39		.24
Net realized and unrealized gain on investment transactions	.45	1.60		.26
Contribution from Adviser	.03	-0-	(d)	-0-

Net increase in net asset value from operations	.92	1.99		.50

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.38)		(.24)
Distributions from net realized gain on investment transactions	(.49)	(.94)		-0-

Total dividends and distributions	(.93)	(1.32)		(.24)

Net asset value, end of period	$ 18.26	$ 18.27		$ 17.60

Total Return
Total investment return based on net asset value(e)	5.12%*	12.07%		2.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,748	$3,968		$4,128
Ratio to average net assets of:
Expenses	.60%	.59	%(f)	.81	%(g)
Net investment income	2.40%	2.28	%(f)	2.41	%(g)
Portfolio turnover rate	66%	52%		57%

(a)	The Fund changed its fiscal year end from July 31 to November 30.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser and Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Annualized.

(h)	Commencement of distributions.

†	Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Fund resulting from the Dynergy class action settlement, which enhanced the performance of each share class for the year ended October 31, 2007 by 0.13%.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Balanced Shares Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Shares Fund, Inc. as of November 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to December 1, 2005 were audited by other independent registered public accountants whose report thereon, dated January 23, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares Fund, Inc. as of November 30, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2008

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2007 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 63.60% of the ordinary income distributions paid in the fiscal year as qualified dividend income which is taxed at a maximum rate of 15%.

For corporate shareholders, 62.26% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2007 qualifies for the corporate dividends received deduction. In addition, the Fund designates $41,161,028 from dividends paid in the fiscal year as long-term capital gains dividends.

For foreign shareholders, the Fund designates 41.09% of its ordinary dividends as qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul C. Rissman, Senior Vice President

Craig Ayers, Vice President

Frank V. Caruso, Vice President

Aryeh Glatter, Vice President

Shawn E. Keegan, Vice President

Joran Laird, Vice President

Alison M. Martier, Vice President

Douglas J. Peebles, Vice President

Jeffrey S. Phlegar, Vice President

Greg J. Wilensky, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Fund are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Messrs. Frank Caruso and Aryeh Glatter are the investment professionals responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Jeffrey Phlegar, Douglas Peebles, Shawn Keegan, Joran Laird and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, † 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior there to, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, + Chairman of the Board 75 (1992)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1987)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corp- oration) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

†	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

54	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul C. Rissman 51	Senior Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Craig Ayers 37	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Frank V. Caruso 51	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Aryeh Glatter 40	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Shawn E Keegan 36	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Joran Laird 32	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Alison M. Martier 51	Vice President	Senior Vice President of AllianceBernstein**, with which she has been associated since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 41	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Greg J. Wilensky 40	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

ALLIANCEBERNSTEIN BALANCED SHARES •	55

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.
2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 02/28/07 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$1,704.2	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $95,477 (0.005% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Balanced Shares, Inc.	Class A Class B Class C Class R Class K Class I Adv. Class	0.88 1.62 1.61 1.22 0.91 0.59 0.60	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

58	• ALLIANCEBERNSTEIN BALANCED SHARES

than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a somewhat similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:4

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Balanced Shares, Inc.	Balanced Shares Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

4	It should be noted that the AVPS portfolio was affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN BALANCED SHARES •	59

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Fund.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[7]	Lipper Group Median	Rank
Balanced Shares, Inc.	0.434	0.621	3/9

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	0.885	1.112	2/9	1.199	11/73

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

60	• ALLIANCEBERNSTEIN BALANCED SHARES

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or

ALLIANCEBERNSTEIN BALANCED SHARES •	61

approximately $20 million.10 During the Fund’s most recently completed fiscal year, ABI received from the Fund $42,017, $9,614,502 and $577,497 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $1,067,639 in fees from the Fund.11

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

10	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $167,822 under the offset agreement between the Fund and ABIS.

62	• ALLIANCEBERNSTEIN BALANCED SHARES

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund12 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)13 for the periods ended December 31, 2006.14

Balanced Shares, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	13.21	12.15	11.76	3/9	36/121
3 year	9.06	8.75	8.45	3/7	36/97
5 year	7.29	5.83	5.92	1/6	18/79
10 year	9.65	7.03	7.09	1/4	6/49

12	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

13	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

14	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)15 versus its benchmark.16 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.17

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Balanced Shares, Inc.	13.21	9.06	7.29	9.65	9.47	9.97	0.60	10
Russell 1000 Value Index	22.25	15.09	10.86	11.00	N/A	14.21	0.54	10
Lehman Brothers Government/Credit Bond Index	3.78	3.44	5.17	6.26	N/A	4.20	0.58	10
60% Russell 1000 Value Index/ 40% Lehman Brothers Government/Credit Index	14.86	10.43	8.58	9.10	N/A	N/A	N/A	N/A

Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

15	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

16	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

17	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

64	• ALLIANCEBERNSTEIN BALANCED SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN BALANCED SHARES •	65

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0151-1107

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Balanced Shares	2006	$35,000	$—	$9,500
	2007	$36,500	$—	$13,650

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Shares	2006	$2,151,600	$9,500
			$—
			$(9,500)
	2007	$353,057	$13,650
			$—
			$(13,650)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	January 29, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2008